UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2021

Mercato Partners Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41017	86-2230021
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2750 E. Cottonwood Parkway Suite #500 Cottonwood Heights, Utah		84121
(Address of Principal Executive Offices)		(Zip Code)

(801) 220-0055

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one warrant	MPRAU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	MPRA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	MPRAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 8, 2021, Mercato Partners Acquisition Corporation (the “Company”) consummated its initial public offering (the “IPO”) of 20,000,000 units (the “Units”). Each Unit consists of one share of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), of the Company and one-half of one redeemable warrant of the Company (the “Public Warrants”), with each whole Public Warrant entitling the holder thereof to purchase one whole share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $200,000,000. Under the terms of the Underwriting Agreement (as defined below), the Company has also granted the Underwriter (as defined below) a 45-day option to purchase up to an additional 3,000,000 Units at the public offering price to cover over-allotments, if any.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s registration statement on Form S-1 (File No. 333-260219) (the “Registration Statement”):

•

an Underwriting Agreement, dated November 3, 2021 (the “Underwriting Agreement”), among the Company and BofA Securities, Inc., as representative of the underwriter named therein (the “Underwriter”), attached hereto as Exhibit 1.1 and incorporated herein by reference;

•	a Letter Agreement, dated November 3, 2021, among the Company, its officers and directors and Group Nine SPAC LLC (the “Sponsor”) attached hereto as Exhibit 10.1 and incorporated herein by reference;

•

an Investment Management Trust Agreement, dated November 3, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee, attached hereto as Exhibit 10.2 and incorporated herein by reference;

•	a Registration Rights Agreement, dated November 3, 2021, among the Company and certain security holders named therein, attached hereto as Exhibit 10.3 and incorporated herein by reference;

•	a Private Placement Warrants Purchase Agreement, dated November 3, 2021, between the Company and the Sponsor, attached hereto as Exhibit 10.4 and incorporated herein by reference; and

•	a Warrant Agreement, dated November 3, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent, attached hereto as Exhibit 4.1 and incorporated herein by reference;

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company completed the private sale of 9,000,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.50 per Private Placement Warrant (the “Private Placement”), to the Sponsor, generating gross proceeds to the Company of $9,000,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO except that, if held by the Sponsor or its permitted transferees, they (i) may be exercised for cash or on a cashless basis, (ii) are not subject to being called for redemption under certain redemption scenarios and (iii) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination. The Private Placement Warrants were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 3, 2021, in connection with the IPO, Greg Butterfield, Joshua James and Michael Rosen (together with Dr. Greg Warnock, the “Directors”) were appointed to the board of directors of the Company (the “Board”). Effective November 3, 2021, each of Mr. Butterfield, Mr. James and Mr. Rosen was also appointed to the audit committee of the Board, with Mr. Rosen serving as the chair of the audit committee.

In March 2021, the Sponsor transferred (i) 40,000 shares of the Company’s Class B common stock to each of Mr. Butterfield, Mr. James and Context Partners Master Fund, L.P., an affiliated entity of Mr. Rosen, and (ii) 35,000 shares of the Company’s Class B common stock to Scott Klossner, the Company’s Chief Financial Officer. The Company will reimburse the Directors for reasonable out-of-pocket expenses incurred in connection with fulfilling their roles as directors.

Following the appointments of Mr. Butterfield, Mr. James and Mr. Rosen, the Board is comprised of three classes. The term of office of the first class of directors, consisting of Mr. Butterfield, will expire at the Company’s first annual general meeting. The term of office of the second class of directors, consisting of Mr. James, will expire at the second annual general meeting. The term of office of the third class of directors, consisting of Mr. Rosen and Dr. Warnock, will expire at the third annual general meeting.

The Company has entered into indemnity agreements with the Directors, Chief Executive Officer and Chief Financial Officer of the Company, each dated November 3, 2021, attached hereto as Exhibits 10.5 through 10.9. Other than the foregoing, none of the Directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On November 3, 2021, the Company filed its Second Amended and Restated Certificate of Incorporation in the State of Delaware. The terms of the Second Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Second Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01.	Other Events.

A total of $203,000,000, comprised of $196,000,000 of the proceeds from the IPO, including $7,000,000 of the Underwriter’s deferred discount, and $7,000,000 of the proceeds from the Private Placement, were placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, the proceeds from the IPO and the Private Placement held in the trust account will not be released until the earliest of (a) the completion of the Company’s initial business combination, (b) the redemption of any public shares properly submitted in connection with a stockholder vote to amend the Company’s Second Amended and Restated Certificate of Incorporation (i) to modify the substance or timing of its obligation to allow redemption in connection with its initial business combination or to redeem 100% of its public shares if the Company does not complete its initial business combination within 15 months from the closing of the IPO (or an additional three months beyond the initial 15 months (the “Extension Period”), if the Company extends the period of time to consummate a business combination, subject to the Sponsor depositing additional funds into the trust account as described in more detail in the Registration Statement) or (ii) with respect to any other provisions relating to stockholders’ rights or pre-initial business combination activity, and (c) the redemption of all of the Company’s public shares if it has not completed its business combination within 15 months from the closing of the IPO or during the Extension Period, subject to applicable law. An audited balance sheet as of November 8, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within 4 business days of the consummation of the IPO.

On November 4, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO, which occurred on November 3, 2021. On November 8, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated November 3, 2021, among the Company and BofA Securities, Inc., as representative of the underwriter named therein.

3.1	Second Amended and Restated Certificate of Incorporation, dated November 3, 2021.

4.1	Warrant Agreement, dated November 3, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated November 3, 2021, among the Company, its officers and directors and the Sponsor.

10.2	Investment Management Trust Agreement, dated November 3, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated November 3, 2021, among the Company and certain security holders named therein.

10.4	Private Placement Warrants Purchase Agreement, dated November 3, 2021, between the Company and the Sponsor.

10.5	Indemnity Agreement, dated November 3, 2021, between the Company and Greg Butterfield.

10.6	Indemnity Agreement, dated November 3, 2021, between the Company and Joshua James.

10.7	Indemnity Agreement, dated November 3, 2021, between the Company and Michael Rosen.

10.8	Indemnity Agreement, dated November 3, 2021, between the Company and Greg Warnock.

10.9	Indemnity Agreement, dated November 3, 2021, between the Company and Scott Klossner.

99.1	Press Release, dated November 4, 2021.

99.2	Press Release, dated November 8, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mercato Partners Acquisition Corporation

Date: November 8, 2021	By:	/s/ Scott Klossner
	Name:	Scott Klossner
	Title:	Chief Financial Officer